NORTHSTAR GALAXY TRUST
                    Prospectus Supplement dated July 1, 1999
                       to Prospectus dated April 30, 1999


The Underwriter is sponsoring an incentive program for registered representatives of PrimeVest Financial Services, Inc. and Washington Square Securities, Inc. through December 31, 1999 in connection with the sale by its members of shares of the Northstar Galaxy Trust Emerging Growth Portfolio. The Underwriter has agreed to provide such registered representatives with an additional 0.15% in sales commissions with respect to sales of the Northstar Galaxy Trust Emerging Growth Portfolio that exceed $50,000.

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The disclosure on pages 10 and 12 of the Northstar Galaxy Trust Prospectus is hereby amended to reflect that:

Effective July 1, 1999, the Northstar Galaxy Trust High Yield Bond Portfolio's sole portfolio manager will be Jeffrey Aurigemma. Mr. Aurigemma is also Portfolio Manager of the Northstar High Total Return Fund, Northstar High Total Return Fund II, Northstar High Yield Fund and Northstar Balance Sheet Opportunities Fund. Mr. Aurigemma has been with Northstar since October 1993. His biography appears on page 12 of the prospectus. Mr. Dial's biography, which also appears on page 12, is hereby deleted.

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This Supplement supercedes all preceding Supplements.